[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]


                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH WITH
                                INCOME SERIES

MFS(R) GROWTH WITH INCOME SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
John D. Laupheimer, Jr.*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 6.69% (including the reinvestment of any distributions). This compares to a 21.04% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Series lagged the S&P 500 primarily due to its underweighting in technology stocks, which drove the narrow strength of the market. If we look at the performance of the S&P 500, the top 25 performers in technology and telecommunications stocks accounted for a majority of the total return of the index over the past year. In an extremely narrow, momentum-focused market like we've experienced during the period, it is very difficult for a diversified growth and income portfolio that has had a lower risk profile than its index to outperform its benchmark over the short term. Also worth mentioning is the fact that the average yield on the S&P 500 is at a historic low. In the January 4, 2000, edition of The New York Times, a front page article noted, "for the first time in recent history -- and probably the first time since the depression -- a quarter of the value of the S&P 500 came from companies that do not pay dividends. Twenty years ago, only 2% of the value of the index came from such companies." Today, companies paying and even increasing dividends haven't been able to keep pace with stock returns. A good example of this is General Electric. Although management has raised the dividend in each of the last three years, the yield on that stock has gone from 2.10% as of the end of 1996 to almost half that, or 1.06%, at the end of 1999 as a result of the appreciation in its stock price.

The Series remained underweighted in technology stocks at about 24% of its net assets, versus the S&P 500, which had approximately 27% of its holdings in technology at the end of the period. While I increased the Series' exposure to technology stocks during the period, I did not abandon my focus on blue-chip companies with strong, long-term fundamentals and reasonable valuations. Rather, I made the decision to consider my investment decisions based more on relative risk versus the absolute risk of the portfolio. As a result, I decided it was prudent to gradually increase the Series' weighting in technology and telecommunications relative to the index, while at the same time keeping a close eye on valuations and the fundamental business outlooks for these companies.

Some of the technology names that met our investment criteria and provided a strong boost to performance were companies such as Intel, Oracle, Cisco, and Motorola. In telecommunications, the Series benefited from a major position in Mannesmann, the German wireless telecommunication provider. Sprint, Bell Atlantic, and Nippon Telephone & Telegraph also produced strong results due to the huge growth in Internet usage and demand for data and voice services. These are companies with solid track records that we could actually do balance sheet and income statement analysis on, and they proved to have attractive long-term business models.

In addition to increasing our holdings in blue-chip technology names that have displayed attractive long-term business opportunities relative to their valuations, we've been working on other ways to take advantage of Internet mania while minimizing the Series to the risks and volatility of "dot.com" companies. We were able to capitalize on the rapid acceleration of advertising spending by Internet companies through our media holdings such as Tribune, New York Times, and General Electric, which owns NBC.

While investors remained focused on technology and telecommunications stocks, I managed to locate what I believe are strong performers from a wide range of industries, including energy, industrial goods and services, consumer staples, retailing, and financial services. Stocks such as BP Amoco, United Technologies, Procter & Gamble, Wal-Mart, and American International Group produced solid gains for the Series. The success of these stocks and the broadly diversified structure of the Series highlight precisely what the Series is trying to accomplish -- to provide growth of capital, with less risk or price volatility than the S&P 500.

On the negative side, there were a few holdings that detracted from the Series' relative performance, including Kroger, Safeway, Service Corp., and Xerox. Although supermarket operators Kroger and Safeway struggled in this narrow market, I maintained positions in them because I believe these companies possess strong business prospects and favorable growth and earnings outlooks. I sold my positions in Service Corp. and Xerox because I felt the long-term outlooks for these companies deteriorated. Service Corp. looked to us like it had the potential to continue its run of accelerating growth, but it ran into financial problems due to rapid expansion and hurt performance. Xerox looked like a classic turnaround story, but as competition increased, its business plan stumbled and investors ran for the exits.

Looking forward, I'll continue to look for opportunities in areas such as pharmaceutical companies and drugstore operators such as CVS, which have been beaten down due to concerns over Medicare reform and potential government price controls. While the risks remain high in this area during an election year, we believe many pharmaceutical companies and drugstore chains demonstrate promising long-term growth prospects, reliable cash flow, and compelling valuations.

Although it was a difficult period for the Series, our well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing, and industrial goods provided favorable growth prospects with lower risk relative to the overall market. If market strength continues to broaden as we anticipate, I believe the portfolio is well positioned to take advantage of this environment.

    Respectfully,

/s/ John D. Laupheimer, Jr.
    John D. Laupheimer, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund. He also manages MFS(R) Institutional Core Equity Fund, the Massachusetts Investors Trust Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Laupheimer joined the MFS Research Department in 1981 as a research analyst. He was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of the Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Size: $390.8 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1999. Index information is from October 1, 1995.)

               MFS Growth with
                Income Series            S&P 500 Composite Index
--------------------------------------------------------------------------------
10/95              $10,000                      $10,000
12/95               10,664                       10,602
12/96               13,272                       13,036
12/97               17,225                       17,386
12/98               21,070                       22,354
12/99               22,481                       27,058

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                           1 Year        3 Years          Life*
-------------------------------------------------------------------------------
Cumulative Total Return                   + 6.69%        +69.38%       +124.81%
-------------------------------------------------------------------------------
Average Annual Total Return               + 6.69%        +19.20%       + 21.12%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                           1 Year        3 Years          Life*
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#    +21.04%        +27.56%       + 26.39%
-------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1999. Index information is from October 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN RESULTS SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 92.9%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 85.2%
  Aerospace - 3.7%
    Boeing Co.                                                        14,000           $      581,875
    General Dynamics Corp.                                            44,008                2,321,422
    Honeywell International, Inc.*                                    43,765                2,524,693
    TRW, Inc.                                                         23,800                1,236,113
    United Technologies Corp.                                        121,710                7,911,150
                                                                                       --------------
                                                                                       $   14,575,253
-----------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Federal-Mogul Corp.                                               13,320           $      268,065
    Ford Motor Co.                                                    22,330                1,193,259
                                                                                       --------------
                                                                                       $    1,461,324
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.4%
    Bank America Corp.                                                50,670           $    2,543,001
    Bank One Corp.                                                    45,400                1,455,637
    Capital One Financial Corp.                                       11,500                  554,156
    Chase Manhattan Corp.                                              7,000                  543,813
    Comerica, Inc.                                                    13,074                  610,392
    Northern Trust Corp.                                              57,472                3,046,016
    Providian Financial Corp.                                         13,000                1,183,812
    U.S. Bancorp                                                     103,564                2,466,118
    Wells Fargo Co.                                                  116,877                4,726,214
                                                                                       --------------
                                                                                       $   17,129,159
-----------------------------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Guidant Corp.*                                                    25,180           $    1,183,460
-----------------------------------------------------------------------------------------------------
  Business Machines - 3.9%
    Hewlett-Packard Co.                                               44,800           $    5,104,400
    International Business Machines Corp.                             50,500                5,454,000
    Sun Microsystems, Inc.*                                           58,800                4,553,325
                                                                                       --------------
                                                                                       $   15,111,725
-----------------------------------------------------------------------------------------------------
  Business Services - 2.2%
    Computer Sciences Corp.*                                          31,200           $    2,952,300
    DST Systems, Inc.*                                                19,585                1,494,580
    First Data Corp.                                                  71,400                3,520,913
    United Parcel Service, Inc.                                        8,180                  564,420
                                                                                       --------------
                                                                                       $    8,532,213
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Sprint Corp. (PCS Group)*                                         18,487           $    1,894,918
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Dow Chemical Co.                                                   4,600           $      614,675
    E.I. du Pont de Nemours & Co., Inc.                                8,549                  563,166
    Rohm & Haas Co.                                                   15,900                  646,931
                                                                                       --------------
                                                                                       $    1,824,772
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Dell Computer Corp.*                                               6,500           $      331,500
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.4%
    Microsoft Corp.*                                                 148,104           $   17,291,142
-----------------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Computer Software - Systems - 2.7%
    BMC Software, Inc.*                                               16,422           $    1,312,734
    Computer Associates International, Inc.                           64,888                4,538,104
    Oracle Corp.*                                                     42,041                4,711,220
                                                                                       --------------
                                                                                       $   10,562,058
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.8%
    Tyco International Ltd.                                           79,054           $    3,073,224
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.0%
    Cintas Corp.                                                      23,600           $    1,253,750
    Clorox Co.                                                        22,962                1,156,711
    Colgate-Palmolive Co.                                             40,464                2,630,160
    Gillette Co.                                                      12,804                  527,365
    Philip Morris Cos., Inc.                                          13,395                  310,597
    Procter & Gamble Co.                                              53,473                5,858,635
                                                                                       --------------
                                                                                       $   11,737,218
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 4.4%
    Emerson Electric Co.                                              39,450           $    2,263,444
    General Electric Co.                                              96,491               14,931,982
                                                                                       --------------
                                                                                       $   17,195,426
-----------------------------------------------------------------------------------------------------
  Electronics - 2.3%
    Agilent Technologies, Inc.*                                        5,600           $      432,950
    Intel Corp.                                                      104,600                8,609,887
                                                                                       --------------
                                                                                       $    9,042,837
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Carnival Corp.                                                    14,500           $      693,281
    Infinity Broadcasting Corp.*                                      32,900                1,190,569
    Time Warner, Inc.                                                 70,730                5,123,504
                                                                                       --------------
                                                                                       $    7,007,354
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 3.0%
    American Express Co.                                              12,200           $    2,028,250
    Associates First Capital Corp., "A"                               19,920                  546,555
    Citigroup, Inc.                                                   45,050                2,503,091
    Federal Home Loan Mortgage Corp.                                  59,338                2,792,594
    State Street Corp.                                                52,882                3,863,691
                                                                                       --------------
                                                                                       $   11,734,181
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    AXA Financial, Inc.                                               34,960           $    1,184,270
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    Anheuser-Busch Cos., Inc.                                         46,600           $    3,302,775
    Bestfoods Co.                                                     22,770                1,196,848
    Coca-Cola Co.                                                      5,532                  322,239
    Nabisco Holdings Corp., "A"                                       27,900                  882,338
    PepsiCo., Inc.                                                    13,060                  460,365
    Quaker Oats Co.                                                   39,700                2,605,312
                                                                                       --------------
                                                                                       $    8,769,877
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Weyerhaeuser Co.                                                   9,200           $      660,675
-----------------------------------------------------------------------------------------------------
  Insurance - 4.0%
    American International Group, Inc.                                33,112           $    3,580,235
    CIGNA Corp.                                                       17,488                1,408,877
    Hartford Financial Services Group, Inc.                          106,820                5,060,597
    Lincoln National Corp.                                            62,294                2,491,760
    Marsh & McLennan Cos., Inc.                                       17,700                1,693,669
    MBIA, Inc.                                                        14,351                  757,912
    Torchmark Corp.                                                   23,608                  686,108
                                                                                       --------------
                                                                                       $   15,679,158
-----------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Ingersoll Rand Co.                                                12,100           $      666,256
    W.W. Grainger, Inc.                                               11,900                  568,969
                                                                                       --------------
                                                                                       $    1,235,225
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.6%
    American Home Products Corp.                                      44,626           $    1,759,938
    Bausch & Lomb, Inc.                                               18,500                1,266,094
    Bristol-Myers Squibb Co.                                          65,902                4,230,085
    Johnson & Johnson Co.                                             19,623                1,827,392
    Pfizer, Inc.                                                     101,045                3,277,647
    Pharmacia & Upjohn, Inc.                                          62,710                2,821,950
    Schering Plough Corp.                                             30,600                1,290,937
    Warner-Lambert Co.                                                18,121                1,484,789
                                                                                       --------------
                                                                                       $   17,958,832
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Fresenius National Medical Care, Inc.*                               100           $            1
    Medtronic, Inc.                                                  138,940                5,062,626
    United Healthcare Corp.                                           35,535                1,887,797
                                                                                       --------------
                                                                                       $    6,950,424
-----------------------------------------------------------------------------------------------------
  Metals and Minerals
    Alcoa, Inc.                                                        1,300           $      107,900
-----------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Halliburton Co.                                                   15,600           $      627,900
-----------------------------------------------------------------------------------------------------
  Oils - 4.1%
    Chevron Corp.                                                     15,190           $    1,315,834
    Coastal Corp.                                                     42,300                1,499,006
    Conoco, Inc.                                                      91,600                2,278,550
    Exxon Mobil Corp.*                                               120,232                9,686,190
    Unocal Corp.                                                      31,600                1,060,575
    USX-Marathon Group                                                 1,000                   24,688
                                                                                       --------------
                                                                                       $   15,864,843
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 3.4%
    Gannett Co., Inc.                                                 49,069           $    4,002,190
    New York Times Co.                                                69,600                3,419,100
    Tribune Co.                                                      103,302                5,688,067
                                                                                       --------------
                                                                                       $   13,109,357
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.5%
    McDonald's Corp.                                                  52,720           $    2,125,275
-----------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Illinois Tool Works, Inc.                                          8,400           $      567,525
-----------------------------------------------------------------------------------------------------
  Stores - 5.1%
    Costco Wholesale Corp.*                                            6,000           $      547,500
    CVS Corp.                                                         74,976                2,994,354
    Dayton Hudson Corp.                                               44,230                3,248,141
    Home Depot, Inc.                                                  42,459                2,911,095
    Lowe's Cos., Inc.                                                 11,300                  675,175
    TJX Cos., Inc.                                                    95,920                1,960,365
    Wal-Mart Stores, Inc.                                            111,064                7,677,299
                                                                                       --------------
                                                                                       $   20,013,929
-----------------------------------------------------------------------------------------------------
  Supermarkets - 2.4%
    Kroger Co.*                                                      202,704           $    3,826,038
    Safeway, Inc.*                                                   153,190                5,447,819
                                                                                       --------------
                                                                                       $    9,273,857
-----------------------------------------------------------------------------------------------------
  Technology - 0.4%
    National Semiconductor Corp.*                                     35,600           $    1,524,125
-----------------------------------------------------------------------------------------------------
  Telecommunications - 14.2%
    Alltel Corp.                                                      23,370           $    1,932,407
    AT&T Corp.                                                        43,100                2,187,325
    Bell Atlantic Corp.                                              110,240                6,786,650
    BroadWing, Inc.                                                   41,400                1,526,625
    Cisco Systems, Inc.*                                              69,006                7,392,268
    Corning, Inc.                                                     41,200                5,312,225
    General Instrument Corp.*                                         14,900                1,266,500
    Lucent Technologies, Inc.                                         42,300                3,164,569
    MCI WorldCom, Inc.*                                               94,041                4,990,050
    Motorola, Inc.                                                    46,100                6,788,225
    Nortel Networks Corp.                                             43,400                4,383,400
    SBC Communications, Inc.                                         110,369                5,380,489
    Sprint Corp.                                                      65,828                4,431,047
                                                                                       --------------
                                                                                       $   55,541,780
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    CMS Energy Corp.                                                  31,540           $      983,654
    Duke Energy Corp.                                                 33,200                1,664,150
    FirstEnergy Corp.                                                 35,950                  815,616
    NiSource, Inc.                                                    39,300                  702,487
    Peco Energy Co.                                                   69,210                2,405,047
    Pinnacle West Capital Corp.                                       17,235                  526,745
    Texas Utilities Co.                                               64,817                2,305,055
    Unicom Corp.                                                      13,209                  442,501
                                                                                       --------------
                                                                                       $    9,845,255
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Enron Corp.                                                       15,100           $      670,063
    Williams Cos., Inc.                                               18,100                  553,181
                                                                                       --------------
                                                                                       $    1,223,244
-----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    BellSouth Corp.                                                   19,104           $      894,306
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  332,845,521
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 7.7%
  Canada - 0.4%
    Canadian National Railway Co. (Railroads)                         65,716           $    1,729,152
-----------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                              9,800           $    1,862,000
-----------------------------------------------------------------------------------------------------
  France - 0.3%
    AXA (Insurance)                                                    9,700           $    1,352,012
-----------------------------------------------------------------------------------------------------
  Germany - 1.1%
    Mannesmann AG (Conglomerate)                                      18,400           $    4,438,089
-----------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Bank of Ireland (Banks and Credit Cos.)*                         151,700           $    1,206,939
-----------------------------------------------------------------------------------------------------
  Japan - 0.9%
    Fast Retailing Co. (Retail)                                        2,000           $      814,249
    Hitachi Ltd. (Electronics)                                        90,800                1,457,350
    Nippon Telephone & Telegraph Co. (Utilities - Telephone)              72                1,233,118
                                                                                       --------------
                                                                                       $    3,504,717
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Akzo Nobel N.V. (Chemicals)                                       28,200           $    1,414,331
    KPN N.V. (Telecommunications)*                                    15,800                1,541,890
    STMicroelectronics N.V. (Electronics)                              7,700                1,166,069
                                                                                       --------------
                                                                                       $    4,122,290
-----------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Nestle S.A. (Food and Beverage Products)                           1,186           $    2,173,501
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.5%
    Astra Zeneca Group PLC (Medical and Health Products)              30,000           $    1,245,517
    BP Amoco PLC, ADR (Oils)                                         117,368                6,961,389
    Reuters Group PLC, ADR (Business Services)                        18,290                1,478,061
                                                                                       --------------
                                                                                       $    9,684,967
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   30,073,667
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $320,024,542)                                           $  362,919,188
-----------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    Texas Utilities Co., 3.315% (Identified Cost, $216,230)            5,200           $      198,900
-----------------------------------------------------------------------------------------------------

Convertible Bonds - 0.4%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##        $       451           $      554,976
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    NTL, Inc., 5.75s, 2009##                                     $     1,060           $    1,139,500
-----------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,561,418)                                  $    1,694,476
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 6.5%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/04/00 - 1/06/00, at
      Amortized Cost                                             $    25,400           $   25,394,625
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $347,196,815)                                      $  390,207,189
Other Assets, Less Liabilities - 0.1%                                                         555,277
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $  390,762,466
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $347,196,815)            $390,207,189
  Investments of cash collateral for securities loaned, at value
    (identified cost, $15,042,078)                                   15,042,078
  Cash                                                                  105,122
  Receivable for Series shares sold                                     862,453
  Receivable for investments sold                                            27
  Dividends and interest receivable                                     301,787
  Deferred organization expenses                                          1,421
  Other assets                                                            2,450
                                                                   ------------
      Total assets                                                 $406,522,527
                                                                   ------------
Liabilities:
  Payable for Series shares reacquired                             $    613,011
  Collateral for securities loaned, at value                         15,042,078
  Payable to affiliates --
    Management fee                                                        8,028
    Shareholder servicing agent fee                                         141
  Accrued expenses and other liabilities                                 96,803
                                                                   ------------
      Total liabilities                                            $ 15,760,061
                                                                   ------------
Net assets                                                         $390,762,466
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $343,372,328
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     43,010,181
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 2,533,124
  Accumulated undistributed net investment income                     1,846,833
                                                                   ------------
      Total                                                        $390,762,466
                                                                   ============
Shares of beneficial interest outstanding                           18,336,016
                                                                    ==========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)            $21.31
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  3,883,725
    Interest                                                            938,182
    Foreign taxes withheld                                              (24,170)
                                                                   ------------
      Total investment income                                      $  4,797,737
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,510,945
    Trustees' compensation                                                2,431
    Shareholder servicing agent fee                                     117,177
    Administrative fee                                                   42,398
    Custodian fee                                                       127,222
    Printing                                                             96,241
    Postage                                                                  16
    Auditing fees                                                        31,121
    Legal fees                                                            2,232
    Amortization of organization expenses                                 1,829
    Miscellaneous                                                        16,425
                                                                   ------------
      Total expenses                                               $  2,948,037
    Fees paid indirectly                                                (24,966)
                                                                   ------------
      Net expenses                                                 $  2,923,071
                                                                   ------------
        Net investment income                                      $  1,874,666
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  9,509,838
    Foreign currency transactions                                       (26,133)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  9,483,705
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 11,148,106
    Translation of assets and liabilities in foreign currencies            (558)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 11,147,548
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 20,631,253
                                                                   ------------
          Increase in net assets from operations                   $ 22,505,919
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     1999           1998
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $  1,874,666   $  1,008,353
  Net realized gain on investments and foreign
    currency transactions                              9,483,705        781,320
  Net unrealized gain on investments and foreign
    currency translation                              11,147,548     26,597,781
                                                    ------------   ------------
    Increase in net assets from operations          $ 22,505,919   $ 28,387,454
                                                    ------------   ------------
Distributions declared to shareholders -
  From net investment income                        $ (1,007,248)  $       --
  From net realized gain on investments and
    foreign currency transactions                     (1,209,007)          --
                                                    ------------   ------------
      Total distributions declared to shareholders  $ (2,216,255)  $       --
                                                    ------------   ------------
Net increase in net assets from Series share
  transactions                                      $126,162,535   $157,877,743
                                                    ------------   ------------
      Total increase in net assets                  $146,452,199   $186,265,197
Net assets:
  At beginning of period                             244,310,267     58,045,070
                                                    ------------   ------------

  At end of period (including accumulated
    undistributed net investment income of
    $1,846,833 and $1,005,549, respectively)        $390,762,466   $244,310,267
                                                    ============   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,                            PERIOD ENDED
                                         -----------------------------------------------------------------       DECEMBER 31,
                                                  1999              1998             1997             1996              1995*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $20.11            $16.44           $12.98           $10.61             $10.00
                                                ------            ------           ------           ------             ------
Income from investment operations# -
  Net investment income(S)                      $ 0.12            $ 0.13           $ 0.16           $ 0.18             $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency              1.22              3.54             3.70             2.42               0.61
                                                ------            ------           ------           ------             ------
      Total from investment operations          $ 1.34            $ 3.67           $ 3.86           $ 2.60             $ 0.66
                                                ------            ------           ------           ------             ------
Less distributions declared to shareholders -
  From net investment income                    $(0.06)           $ --             $(0.07)          $(0.09)            $(0.05)
  From net realized gain on
    investments and foreign currency
    transactions                                 (0.08)             --              (0.29)           (0.13)              --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                --              (0.04)           (0.01)              --
                                                ------            ------           ------           ------             ------
      Total distributions declared to
        shareholders                            $(0.14)           $ --             $(0.40)          $(0.23)            $(0.05)
                                                ------            ------           ------           ------             ------
Net asset value - end of period                 $21.31            $20.11           $16.44           $12.98             $10.61
                                                ======            ======           ======           ======             ======
Total return                                     6.69%            22.32%           29.78%           24.46%              6.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     0.88%             0.95%            1.00%            1.01%              1.00%+
  Net investment income                          0.56%             0.73%            0.93%            1.52%              2.20%+
Portfolio turnover                                 72%               57%              42%              41%                 2%
Net assets at end of period (000
  Omitted)                                    $390,762          $244,310          $58,045           $9,174               $365

(S) Prior to October 2, 1998, subject to reimbursement by the Series, MFS voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fee. In consideration, the
    Series paid MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                --              $ 0.14           $ 0.13           $ 0.05             $(0.41)
      Ratios (to average net assets):
        Expenses##                                --               0.88%            1.10%            2.07%             21.44%+
        Net investment income (loss)              --               0.80%            0.82%            0.46%           (18.24)%+

  * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 66 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the Series to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $14,744,222. These loans were collateralized by U.S. Treasury securities of $109,926 and cash of $15,042,078 which was invested in the following short-term obligation:

                                                                     IDENTIFIED
                                                     SHARES      COST AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     15,042,078         $15,042,078
                                                                    -----------

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. During the period, the Series' custodian fees were reduced by $24,756 under this arrangement. The Series has entered into a directed brokerage agreement, under which the broker will credit the Series a portion of the commissions generated, to offset certain expenses of the Series. For the period, the Series' custodian fees were reduced by $210 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, accumulated undistributed net investment income decreased by $26,134, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $6,388,077, and paid in capital increased by $6,414,211 due to differences between book and tax accounting for currency transactions and redemptions in kind. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                      $  1,896,816       $  1,214,040
                                                ------------       ------------
Investments (non-U.S. government securities)    $337,504,824       $226,187,464
                                                ============       ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $348,017,381
                                                                  ------------
Gross unrealized appreciation                                     $ 58,491,403
Gross unrealized depreciation                                      (16,301,595)
                                                                  ------------
    Net unrealized appreciation                                   $ 42,189,808
                                                                  ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                       YEAR ENDED DECEMBER 31, 1999        YEAR ENDED DECEMBER 31, 1998
                                 ----------------------------------   ----------------------------------
                                         SHARES              AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          12,094,104      $  245,884,679       10,781,895       $197,503,394
Shares issued to shareholders
  in reinvestment of distributions      106,154           2,216,255            --                --
Shares reacquired                    (6,010,291)       (121,938,399)      (2,166,542)       (39,625,651)
                                     ----------      --------------       ----------       ------------
    Net increase                      6,189,967      $  126,162,535        8,615,353       $157,877,743
                                     ==========      ==============       ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $2,655. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities of MFS Growth with Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth with Income Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

The Series has designated $1,209,007 as a capital gain dividend for the year ended December 31, 1999.

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100.00%.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                               VGI-2 2/00 38.5M